LEASES (Tables)	12 Months Ended
Dec. 31, 2025
Leases [Abstract]
Schedule of Lease, Cost	These leases have a remaining lease term ranging between two months to 7 years, some of which include options to renew the lease term. Additional information of the Group’s leases is as indicated below.
IGI UK entered into a lease agreement for new premises during 2024 as it had outgrown its current leased premises, and consequently the Company assessed the ROU assets for impairment. For the year ended December 31, 2025, the Company did not recognize any impairment loss on the ROU assets (December 31, 2024: $0.7 million). The impairment loss for 2024 was included with general and administrative expenses in the Consolidated Statements of Income.

(Expressed in thousands of U.S. Dollars)	2025	2024

Cash payments included in the measurement of lease liabilities in operating cash flows	$3,079	$2,706
Cash payments included in the measurement of lease liabilities in financing cash flows	32	35
Right-of-use assets	1,901	2,595
Operating lease liability	1,560	4,238
Operating lease charge	1,918	3,083
Weighted average discount rate (%)	5.8%	5.9%
Weighted average remaining lease term (years)	2.6	2.4

Schedule of Contractual Maturities
The following table presents the contractual maturities of the Company’s operating lease liabilities at December 31, 2025:

Years Ending December 31,	(Expressed in thousands of U.S. Dollars)
2026	$1,306
2027	463
2028	176
2029	94
2030 and after	137
Total undiscounted lease liability	2,176
Less: present value adjustment	(616)
Operating lease liability	$1,560